UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2015 (October 30, 2015)

First Capital Real Estate Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-178651	45-3770595
(Commission File Number)	(IRS Employer Identification No.)

60 Broad Street 34th floor New York, NY 10004
(Address, including zip code, of Principal Executive Offices)
(212) 388-6800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 30, 2015, the Board of Directors (the “Board”) of First Capital Real Estate Trust Incorporated (the “Company”) approved the extension of the termination of the Company’s initial public offering (the “IPO”) pursuant to a Registration Statement on Form S-11 (File No. 333-178651) first filed with the Securities and Exchange Commission (the “SEC”) on August 15, 2012, until the earlier of February 11, 2016, or the date the SEC declares effective the Company’s follow-on Registration Statement on Form S-11 (File No. 333- 206418) first filed with the SEC on August 14, 2015. As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on August 21, 2015, on August 20, 2015, the Board had previously approved the termination of the IPO on December 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL REAL ESTATE TRUST INCORPORATED

Date: December 4, 2015	By:	/s/ Suneet Singal
		Name:	Suneet Singal
		Title:	Chief Executive Officer, Secretary and Chairman of the Board of Directors